UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2021

Software Acquisition Group Inc. III

(Exact name of registrant as specified in its charter)

Delaware	001-40682	86-1370703
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1980 Festival Plaza Drive, Ste. 300

Las Vegas, Nevada 89135

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-991-4982

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	SWAGU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SWAG	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	SWAGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Software Acquisition Group Inc. III (the “Company,” “we”, “our” or “us”) is filing this Amendment No. 1 (“Amendment 1”) to the Current Report on Form 8-K, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 2, 2021 (the “Original 8-K”), solely to amend and restate the August 2, 2021 balance sheet and related footnote disclosures as of August 2, 2021 which were filed as an exhibit to the Original 8-K (the “Original Financial Statement”).

Background of Restatements

The Company’s management and audit committee of the board of directors (the “Audit Committee”) determined that the Original Financial Statement should no longer be relied upon due to errors contained therein relating to the Company’s accounting for the Class A common stock held by the Company’s stockholders, and the recognition of the over-allotment option liability as a result of the 45-day option granted to the underwriters at the Initial Public Offering (“IPO”), both as described below.

All of the Class A common stock held by the Company’s public stockholders (the “Public Shares”) contain a redemption feature, which provides each holder of such Public Shares with the opportunity to have their Public Shares redeemed, and management has no control over which Public Shares will be redeemed. ASC 480-10-S99-3A, “Distinguishing Liabilities from Equity”, provides that redemption provisions not solely within the control of the issuer require common stock subject to redemption to be classified outside of permanent equity. Furthermore, ASC 480-10-25-6(b) provides guidance stating that in determining if an instrument is mandatorily redeemable, a provision that defers redemption until a specified liquidity level is reached would not affect classification of the instrument. As such, management has identified errors made in the Original Financial Statement where, at the closing of the Company’s Initial Public Offering, the Company incorrectly accounted for some of its Class A common stock subject to possible redemption within equity. The Company previously determined the Public Shares subject to possible redemption to be equal to the redemption value, while also taking into consideration that a redemption cannot result in net tangible assets being less than $5,000,001. Management since determined that the Public Shares can be redeemed or become redeemable subject to the occurrence of future events considered to be outside of the Company’s control. Therefore, management concluded that all Public Shares subject to possible redemption value should be carried at redemption value as temporary equity outside of stockholders’ deficit. As a result, management has concluded that temporary equity and stockholders’ deficit as of the Initial Public Offering date should also be restated in this Amendment 1 to the Original 8-K. As a result, the Company’s management, together with the Audit Committee, determined that the Original Financial Statement should also be restated in this Amendment No. 1 because of this error. This restatement results in a change in the initial carrying value of the Class A common stock subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and Class A common stock.

In addition, management determined that the over-allotment option granted to the underwriters is considered to be a freestanding financial instrument and meets the definition of a liability under ASC 480. The determination was based on the understanding that the over-allotment option may be exercised subsequent to the transfer of the securities from the underwriters to the investors and that the option should be detached from the initial securities before it is exercised. The over-allotment option liability is measured at fair value at inception and subsequently until it is exercised or expires, with changes in fair value presented in the statement of operations.

The Original Financial Statement that was previously filed as an exhibit for this period is superseded by the information in this Amendment No. 1, and the Original Financial Statement should no longer be relied upon. On February 14, 2022, the Company filed a report on Form 8-K disclosing the non-reliance on the Original Financial Statement.

Item 1.01.	Entry into a Material Definitive Agreement.

On August 2, 2021, Software Acquisition Group Inc. III, a Delaware corporation (the “Company”), consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. The Company granted the underwriters in the IPO, a 45-day option to purchase up to 3,000,000 additional Units solely to cover over-allotments, if any.

On August 2, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 9,000,000 Warrants (the “Private Placement Warrants”) to Software Acquisition Holdings III LLC (the “Sponsor”), generating gross proceeds to the Company of $9,000,000. Each of the Private Placement Warrants are exercisable to purchase one share of Class A Common Stock at a price of $11.50 per share.

A total of $203,000,000 representing the net proceeds from the sale of the Units and the Private Placement Warrants was placed in a U.S.-based trust account at Morgan Stanley, maintained by Continental Stock Transfer & Trust Company, acting as trustee.

A restated audited balance sheet as of August 2, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Audited Balance Sheet as of August 2, 2021 (As Restated)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Software Acquisition Group Inc. III

	By:	/s/ Jonathan S. Huberman
	Name:	Jonathan S. Huberman
	Title:	Chief Executive Officer

Dated: February 14, 2022